UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________

FORM 8-K
_____________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 _____________________________________________________

Date of Report (Date of earliest event reported):  May 3, 2018

www.carlisle.com

CARLISLE COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-9278 (Commission File Number)	31-1168055 (IRS Employer Identification No.)

480-781-5000
(Registrant’s telephone number)

16430 North Scottsdale Road, Suite 400, Scottsdale, Arizona 85254
(Address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2018, Terry D. Growcock notified Carlisle Companies Incorporated (the “Company”) of his retirement from the Board of Directors of the Company (the “Board”), and submitted his resignation, effective immediately, in accordance with the Company’s mandatory age 72 retirement policy set forth in the Company’s Statement of Corporate Governance Guidelines and Principals. Mr. Growcock was Chairman of the Compensation Committee and a member of the Corporate Governance and Nominating Committee of the Company prior to his retirement from the Board. Mr. Growcock’s retirement was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On May 1, 2018, the Board appointed Scott C. Selbach as Vice President, Secretary and General Counsel of the Company in place of Steven J. Ford, a named executive officer, who held those positions until April 30, 2018.

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)	On May 2, 2018, the Company held its 2018 annual meeting of shareholders (the “Annual Meeting”).

(b)
At the Annual Meeting, the Company’s shareholders (i) elected all three of the directors nominated by the Board, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018, and (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers for 2017 as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 19, 2018 (the “2018 Proxy Statement”). The proposals are further described in the 2018 Proxy Statement.

(c)	Final voting results on each proposal submitted to the Company’s shareholders at the Annual Meeting are as follows:

1. Election of directors:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
James D. Frias	62,240,909	171,611	32,811	3,572,206
Corrine D. Ricard	61,717,569	699,555	28,207	3,572,206
Lawrence A. Sala	57,051,690	749,306	4,644,335	3,572,206

2. Ratification of Deloitte & Touche LLP:

Votes For	Votes Against	Abstentions
65,724,333	70,420	222,784

3. Advisory vote to approve the Company’s named executive officer compensation for 2017:

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,352,486	2,744,620	348,225	3,572,206

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date:	May 3, 2018	By:	/s/ Robert M. Roche
Robert M. Roche
Vice President and Chief Financial Officer